AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT THIS AMENDMENT NO. 1 (this “Amendment”) to the Employment Agreement (the “Agreement”), dated as of May 16, 2022, by and between ClearPoint Neuro, Inc., a Delaware corporation (the “Company”), and Jeremy L. Stigall (“Executive”), is dated as of March 3, 2023 (the “Effective Date”), and is by and between the Company and Executive. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Agreement. WITNESSETH: WHEREAS, the Company and Executive wish to amend the Agreement as hereinafter set forth in order to (a) extend certain severance benefits to the Executive upon a non-renewal of the Agreement by the Company at the end of the then-current Term, (b) adjust the portion of outstanding awards that will accelerate upon certain qualifying termination events and (c) provide for unlimited paid time off; and WHEREAS, pursuant to Section 16 of the Agreement, the Agreement may only be modified or amended by an agreement in writing signed by the party to be charged. NOW, THEREFORE, in consideration of the continued employment of Executive by the Company, the agreements made herein and in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, pursuant to Section 16 of the Agreement, the parties agree as follows: 1. Amendments. (a) Section 1 of the Agreement shall be revised to replace the definitions of “Termination Upon Expiration,” “Termination Without Cause” and “Voluntary Termination” as follows: “Termination Upon Expiration” means the termination of the Executive’s employment upon the full expiration of the Term, including the full expiration of any extension thereof, following the Company’s notice to the Executive of the Company’s election to not extend the Term as provided in Section 3(a) of the Agreement. “Termination Without Cause” means the termination of the Executive’s employment by the Company for any reason other than (i) Termination With Cause or (ii) termination by the Company due to the Executive’s death or Permanent Disability. “Voluntary Termination” means the Executive’s voluntary termination of his employment hereunder for any reason, other than a Termination for Good Reason, including Executive’s notice to the Company of the Executive’s election to not extend the Term as provided in Section 3(a) of the Agreement. If the Executive gives a Termination Notice of Voluntary Termination and, prior to the Termination Date, the Executive voluntarily refuses or fails to provide substantially all the services described in Section 2 hereof, the Voluntary Termination shall be deemed to be effective as of the date on which the Executive so ceases to carry out his duties. Voluntary refusal to perform services shall not include (i) taking vacation otherwise permitted in accordance with Section 4(e) hereof, (ii) the Executive’s failure to perform services on account of his illness or the illness of a member of the Executive’s immediate family, provided such illness is adequately substantiated at the reasonable request of the Company, or (iii) any other absence from service permitted by applicable State or Federal law or with the written consent of the Board.” DocuSign Envelope ID: 891AEE4D-058A-4005-AD71-FFB574836F03

2 (b) Section 4(e) of the Agreement shall be deleted in its entirety and replaced with: “Executive shall be entitled to unlimited paid time off subject to the demands of the Company’s business and Executive’s obligations as an employee of the Company with a substantial degree of responsibility and in accordance with the terms of Company’s Unlimited Paid Time Off Policy for Section 16 Officers, as in effect from time to time.” (c) The first three sentences of Section 8 of the Agreement shall be deleted in their entirety and replaced with: “8. Termination Without Cause; Termination for Good Reason; Termination Upon Expiration. The Company may terminate the Executive’s employment for any reason, or no reason at all, at any time, and the Executive may effect a Termination for Good Reason at any time; provided, that upon a Termination for Good Reason, Termination Without Cause or Termination Upon Expiration, except as otherwise provided in Section 10 of this Agreement, the Company shall provide the compensation and benefits set forth in this Section 8. The Executive may effect a Termination for Good Reason notwithstanding any incapacity due to physical or mental illness. In the event of a Termination Without Cause, a Termination for Good Reason or Termination Upon Expiration, the Executive shall continue to be subject to the Confidentiality Agreement and the Non-Compete Agreement.” (d) The first sentence of Section 8(b) shall be deleted in its entirety and replaced with: “(b) Options; Restricted Stock Granted Prior to the Effective Date. Notwithstanding the terms of any award agreement granted to the Executive under any Award Plan, or any other agreement granting the Executive Options or Restricted Stock (in each case, an “Award Agreement”) prior to the Effective Date, upon a Termination Without Cause, Termination for Good Reason or Termination Upon Expiration, (i) all outstanding Options and Restricted Stock subject to time-based vesting criteria granted to the Executive which do not constitute deferred compensation for Code Section 409A purposes shall become fully vested on the Termination Date and immediately prior to the time of termination, and (ii) the Executive shall continue to have the right to exercise any such Options until the earlier to occur of (A) the three (3) year anniversary of the Termination Date or (B) the final expiration date for such Options as provided for in the applicable Award Agreement. Executive understands that, to the extent any of Executive’s currently outstanding Options qualify as “incentive stock options” under Section 422 of the Code, the extending of the post-termination exercise periods thereof is a modification of such incentive stock options, and such modification may disqualify Executive’s Options as incentive stock options and may result in Executive having nonstatutory stock options. Executive represents that Executive has had the opportunity to consult with any tax advisors Executive deems advisable in connection with the execution of this Agreement and that Executive is not relying on the Company for any tax advice.” (e) A new section 8(c) shall be added as follows: “(c) Options; Restricted Stock Granted on or After the Effective Date. Notwithstanding the terms of any Award Agreement granted on or after the Effective Date, upon a Termination Without Cause, Termination for Good Reason or Termination Upon Expiration, (i) all outstanding Options and Restricted Stock subject to time-based vesting criteria granted to the Executive which do not constitute deferred compensation for Code Section 409A purposes scheduled to vest within the twelve (12) month period following the Termination Date shall become fully vested on the Termination Date and immediately prior to the time of termination, and (ii) the Executive shall continue to have the right to exercise any such Options until the earlier to occur of (A) the first anniversary of the Termination Date or (B) the final expiration date for such Options as provided for in the applicable Award Agreement. Executive understands that, to the extent any of Executive’s currently outstanding Options qualify as “incentive DocuSign Envelope ID: 891AEE4D-058A-4005-AD71-FFB574836F03

3 stock options” under Section 422 of the Code, the extending of the post-termination exercise periods thereof is a modification of such incentive stock options, and such modification may disqualify Executive’s Options as incentive stock options and may result in Executive having nonstatutory stock options. Executive represents that Executive has had the opportunity to consult with any tax advisors Executive deems advisable in connection with the execution of this Agreement and that Executive is not relying on the Company for any tax advice.” (f) Section 9 shall be deleted in its entirety and replaced with: “Reserved.” 2. Miscellaneous. (a) This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute a complete document. (b) Except as amended by this Amendment, the terms and provisions of the Agreement remain unchanged and in full force and effect as in effect on the date hereof. [Signature page(s) follow(s)] DocuSign Envelope ID: 891AEE4D-058A-4005-AD71-FFB574836F03

[Signature Page to Amendment No. 1 to Employment Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date. CLEARPOINT NEURO, INC. By: Name: Danilo D'Alessandro Title: Chief Financial Officer EXECUTIVE: Jeremy L. Stigall DocuSign Envelope ID: 891AEE4D-058A-4005-AD71-FFB574836F03